AMENDMENT NUMBER TWO
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

            This AMENDMENT NUMBER TWO TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May 31, 2004, by and among WELLS FARGO FOOTHILL, INC., a California corporation (“Agent”), as Agent for the Lenders, the lenders identified on the signature pages hereof (the “Lenders”, and together with Agent, the “Lender Group”), ACME TELEVISION, LLC, a Delaware limited liability company (“Borrower”), and ACME COMMUNICATIONS, INC., a Delaware corporation (“Parent”), the Guarantors, and the Parent Guarantors, with reference to the following:

            WHEREAS, Borrower and Parent entered into that certain Amended and Restated Loan and Security Agreement, dated as of August 8, 2003, as amended by that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of December 31, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), with the Lender Group pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower;

            WHEREAS, Borrower, Parent, the Guarantors, and the Parent Guarantors have requested that the Lender Group agree to certain amendments with respect to the Loan Agreement;

            WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to provide the amendments requested by Borrower, Parent, the Guarantors, and the Parent Guarantors.

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. DefinedTerms. All terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

2. Amendments To The Loan Agreement.

                  (a)   Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Permitted Investments” in its entirety to read as follows:

“Permitted Investments” means (a) investments in Cash Equivalents, (b) investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) Permitted Intercompany Advances, (e) Permitted Acquisitions and Permitted Joint Venture Acquisitions, (f) non-cash consideration received by Borrower or its Subsidiaries in connection with a Permitted Disposition, (g) assets received by Borrower or its Subsidiaries in connection with a Permitted Swap, (h) so long as no Default or Event of Default shall have occurred or be continuing or shall result from any such investment and so long as such investments are in properties or assets directly related to the primary business of Borrower and its Subsidiaries, investments made by Borrower or its Subsidiaries after the date hereof in an aggregate amount not to exceed $1,000,000, (i) so long as no Default or Event of Default shall have occurred or be continuing or shall result from any such investment and so long as such investments are in broadcasting properties or assets directly related to the primary business of Borrower and its Subsidiaries, investments made by Borrower or its Subsidiaries after the date hereof in broadcasting joint ventures in an amount not to exceed $1,000,000 per fiscal year, (i) investments existing as of the date hereof and described on Schedule P-1, and (j) Permitted Stock Purchases.

                  (b)   Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Permitted Restricted Payments” in its entirety to read as follows:

                        “Permitted Restricted Payments” means:

    (a)        so long as no Triggering Event exists at the time of the making of any Intercompany Advance or dividend or would exist after giving effect thereto and so long as Borrower has Excess Liquidity of not less than $13,200,000 after giving effect to the proposed Intercompany Advance or dividend, Permitted Intercompany Advances or dividends by Borrower to ACME Intermediate to enable it to make regularly scheduled payments of interest with respect to the Intermediate Notes;

    (b)        so long as no Triggering Event exists at the time of the making of any Intercompany Advance or dividend or would exist after giving effect thereto, Permitted Intercompany Advances or dividends by Borrower to the Parent Companies in an amount not to exceed $900,000 during any fiscal year of Borrower to enable the Parent Companies to make payment of Overhead Expenses;

    (c)        so long as no Event of Default exists at the time of the making of the proposed Intercompany Advances or dividends or would exist after giving effect thereto, Permitted Intercompany Advances or dividends of up to $5,000,000 in the aggregate by Borrower to ACME Parent or ACME Intermediate (which may then be advanced by ACME Intermediate to ACME Parent) to enable ACME Parent to consummate Permitted Stock Purchases;

    (d)        so long as (i) no Event of Default exists at the time of the making of the proposed Intercompany Advance or dividend or would exist after giving effect thereto and (ii) Borrower has delivered to Agent a duly executed Solvency Certificate giving effect to the proposed Intercompany Advance or dividend, and (iii) Borrower has the Required Availability after giving effect to the proposed Intercompany Advance or dividend, Permitted Intercompany Advances or dividends by Borrower to ACME Intermediate of up to $10,000,000 in the aggregate to enable ACME Intermediate to repurchase Intermediate Notes in the open market at a price not to exceed the par value thereof plus accrued and unpaid interest;

    (e)        so long as (i) no Event of Default exists at the time of the making of the proposed Intercompany Advance or dividend or would exist after giving effect thereto and (ii) the Intermediate Notes Repayment Closing Conditions have been fulfilled to the satisfaction of Agent, Permitted Intercompany Advances or dividends by Borrower to ACME Intermediate of up to $32,700,000 in the aggregate to enable ACME Intermediate to repay, redeem, or repurchase the remaining Intermediate Notes, accrued interest thereon and any applicable premium thereon, and any applicable fees and expenses related thereto;

        if and so long as the payees under clauses (a) through (e) above (i)  use the proceeds of such dividends or Permitted Intercompany Advances within 10 Business Days solely for the purposes described in such clauses and (ii) do not use such dividends or Permitted Intercompany Advances to satisfy the obligations of any other Person through the satisfaction of a guaranty or otherwise (other than as specifically permitted in clauses (a) through (e) above).

                  (c)   Section 1.1 of the Loan Agreement is hereby amended by adding the following new defined term:

        “Permitted Stock Purchase” means so long as no Event of Default exists at the time of the making of any proposed purchase or would exist after giving effect thereto, the purchase by ACME Parent at market prices of up to $5,000,000 of its common Stock in one or a series of transactions from one or more holders thereof.

                  (d)   Section 7.14 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  7.14   Transactions with Affiliates.

        Borrower will not, and will not permit any of the other Obligors to, except for Permitted Restricted Payments and Permitted Stock Purchases and except for those transactions described on Schedule 7.14, directly or indirectly enter into or permit to exist any transaction with any Affiliate of any Obligor except for transactions that are in the ordinary course of the Obligors’ business, upon fair and reasonable terms, that are fully disclosed to Agent, and that are no less favorable to such Obligor than would be obtained in an arm’s length transaction with a non-Affiliate.

                  (e)   Section 7.17 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  7.17   Use of Proceeds.

        Borrower will not, and will not permit any of the other Obligors to, use the proceeds of the Advances for any purpose other than (a) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) consistent with the terms and conditions hereof, for its lawful purposes (including the funding of Permitted Stock Purchases).

               3.     Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Agent in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

                  (a)   Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

                  (b)   Agent shall have received, for the benefit of the Lenders in accordance with their respective Pro Rata Shares, an amendment fee of $25,000.

                  (c)   The representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

                  (d)   After giving effect to this Amendment, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof.

                  (e)   No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Parent, Agent or any Lender, or any of their respective Affiliates.

               4.    Representations and Warranties. Each of Borrower, Parent, each Guarantor, and each Parent Guarantor hereby represent and warrant to the Lender Group that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority binding on it, or of the terms of its Governing Documents, or of any material contract or material undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended hereby, constitute its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles, or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally, and (c) this Amendment has been duly executed and delivered by it. Each of Borrower and Parent hereby represent and warrant to the Lender Group that the performance of the transactions contemplated hereby, including any Permitted Stock Purchase, will not contravene any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority binding on it.

               5.    Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

               6.    Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7. Effect on Loan Documents.

                  (a)   The Loan Agreement and each of the other Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Documents, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

                  (b)   Upon and after the effectiveness of this Amendment, each reference in the Loan Documents to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

               8.    Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference hereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

               9.    Compliance with Laws. Parent shall comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority in connection with the consummation of any Permitted Stock Purchase.

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        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

ACME TELEVISION, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME COMMUNICATIONS, INC., a Delaware corporation /s/Thomas D. Allen Name: Thomas D Allen Title: Executive Vice President & Cheif Financial Officer
ACME INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D Allen Title: Executive Vice President & Cheif Financial Officer
ACME INTERMEDIATE FINANCE, INC., a Delaware corporation /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME SUBSIDIARY HOLDINGS II, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME SUBSIDIARY HOLDINGS III, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF FLORIDA, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF ILLINOIS, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF NEW MEXICO, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF OHIO, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF OREGON, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF TENNESSEE, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF UTAH, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF WISCONSIN, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF FLORIDA, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF ILLINOIS, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF NEW MEXICO, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF OHIO, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF OREGON, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF TENNESSEE, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF UTAH, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF WISCONSIN, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION MADISON, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF MADISON, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
WELLS FARGO FOOTHILL, INC. a California Corporation, as Agent and as a Lender /s/James K. Downey Name: James K. Downey Title: Vice President
GENERAL ELECTRIC CAPITAL CORPORATION a Delaware corporation, as a Lender /s/Richard W. Varalla Name: Richard W. Varalla Title: Duly Authorized Signatory